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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  JUNE 22, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                              NATIONAL REALTY, L.P.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                       1-9648                   75-2163175
----------------------------           -----------           -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)




                    10670 NORTH CENTRAL EXPRESSWAY, SUITE 300
                               DALLAS, TEXAS 75231
          (Address of Principal Executive Offices, Including Zip Code)




                                 (214) 692-4700
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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                              AMERICAN REALTY, L.P.

                                    FORM 8-K

ITEM 5. OTHER EVENTS.

     On June 22, 2000, National Realty, L.P. (the "Partnership") issued a press release announcing that it had postponed the Partnership's reorganization and combination with American Realty Trust, Inc. (NYSE: ARB) that was expected to close on or about June 30, 2000. The press release of the Company related thereto is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.



(c)  EXHIBITS.

     The exhibits filed as a part of this report are listed on the Index to Exhibits on page 2 of this report, which Index is incorporated in this Item 7 by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 29, 2000                          NATIONAL REALTY, L.P.

                                             By its General Partner

                                             NRLP MANAGEMENT CORP.



                                             By: /s/ THOMAS A. HOLLAND
                                                --------------------------------
                                                 Thomas A. Holland
                                                 Executive Vice President and
                                                 Chief Financial Officer


                                      -1-
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                                INDEX TO EXHIBITS


     The following exhibits to this report are incorporated herein by reference:

EXHIBIT NO.                DESCRIPTION
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
  99.01          Press Release issued by National Realty, L.P. on June 22, 2000.